UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-0266

Tri-Continental Corporation
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:                        (212) 850-1864

Date of fiscal year end:	12/31
Date of reporting period:	6/30/07

ITEM 1. REPORTS TO STOCKHOLDER.

Mid-Year Report 2007

an investment you can live with

Tri-Continental Corporation invests to

produce future growth of both capital

and income, while providing reasonable

current income.

TABLE OF CONTENTS

To the Stockholders	1

Investment Results Per Common Share	2

Highlights of the First Half	4

Distribution Policy	5

Diversification of Net Investment Assets	8

Ten Largest Equity Holdings	10

Largest Portfolio Changes	10

Portfolio of Investments	11

Schedule of Option Written	17

Statement of Assets and Liabilities	18

Statement of Capital Stock and Surplus	18

Statement of Operations	19

Statements of Changes in Net Investment Assets	20

Notes to Financial Statements	21

Financial Highlights	26

Proxy Results	28

Board of Directors and Executive Officers	29

Additional Information	30

TY is Tri-Continental Corporation’s symbol for its Common Stock on the New York Stock Exchange.

Tri-Continental Corporation

August 21, 2007

To the Stockholders:

     We are pleased to present your mid-year Stockholder report for Tri-Continental Corporation. The report contains the Corporation’s investment results, portfolio of investments, and financial statements as of June 30, 2007.

     Tri-Continental outperformed its benchmark and peers for the six months ended June 30, 2007, delivering a total return of 8.1%, based on net asset value, and 17.6%, based on market price. During the same period, its benchmark, the S&P 500 Index, returned 7.0%, while its peers, as measured by the Lipper Closed-End Core Funds Average and the Lipper Large-Cap Core Funds Average, returned 7.6% and 6.9%, respectively. We are pleased to state that, as of June 30, 2007, Tri-Continental outperformed its benchmark and peers for the one- and three-year periods, based on net asset value and market price, and for the five-year period, based on market price.

     Tri-Continental’s Annual Meeting of Stockholders was held on May 30, 2007. At the meeting, three Directors were re-elected to Tri-Continental’s Board of Directors, Deloitte & Touche LLP was selected as the independent auditors of the Corporation, and the proposal to implement a Distribution Policy was approved. Complete details of the vote can be found on page 28 of this report.

     The first distribution under the newly approved Distribution Policy was paid to Common Stockholders on July 26. The distribution aggregated $0.707 per share, consisting of $0.248 of net investment income and $0.459 of net realized short-term capital gains. As of the date of this letter, total distributions already paid to Stockholders in 2007 total $0.967 per share. A distribution of $0.755 per share has been declared and will be paid on September 20th to Common Stockholders of record September 11, 2007. This will bring 2007’s cumulative distribution to $1.722 per share.

     Based on the first two quarterly distribution payments, distributions may aggregate nearly $3.00 on an annual basis, which is significantly higher than in recent years. Accordingly, Stockholders who currently take all or a portion of their distributions in cash should assess their income needs, and may want to consider investing a portion of their distributions in additional shares of Tri-Continental. The various payment options available under the new Policy are outlined on page 5 of this report. Stockholders can change their payment elections at any time by contacting their financial advisors or by calling Stockholder Services at 800-TRI-1092.

     Thank you for your continued support of Tri-Continental Corporation. We look forward to serving your investment needs for many more years to come.

By order of the Board of Directors,

William C. Morris Chairman	Brian T. Zino President

Tri-Continental Corporation

Investment Results Per Common Share

TOTAL RETURNS
For Periods Ended June 30, 2007

			Average Annual
	Three	Six	One	Three	Five	Ten
	Months*	Months*	Year	Years	Years	Years
Market Price	14.63%	17.63%	36.17%	17.45%	11.67%	6.96%
Net Asset Value	6.81	8.12	25.06	12.23	9.98	5.31
Lipper Closed-End Core
Funds Average**	4.88	7.64	18.79	11.59	9.89	6.12
Lipper Large-Cap Core
Funds Average**	6.42	6.94	19.59	10.62	9.33	6.09
S&P 500**	6.28	6.96	20.57	11.66	10.70	7.12

PRICE PER SHARE

	June 30, 2007	March 31, 2007	December 31, 2006
Market Price	$26.02	$22.70	$22.38
Net Asset Value	27.46	25.71	25.66

DIVIDEND, CAPITAL GAIN AND YIELD INFORMATION
For the Six Months Ended June 30, 2007

		Capital Gain (Loss)
Dividends	Capital Gains		Unrealized	Unrealized	SEC 30-Day
Paid‡	Paid	Realized	Gain†	Loss†	YieldØ
$0.14	$0.12	$1.60	$1.96	$(0.98)	3.63%

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Corporation as of the most recent month end will be made available at www.seligman.com1 by the seventh business day following that month end. J. & W. Seligman & Co. Incorporated, the investment manager of the Corporation, made certain payments to the Corporation in 2004. Absent such payments, the net asset value returns that include this period would have been lower. Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares. An investment in Tri-Continental is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation.

See footnotes on page 3.

Tri-Continental Corporation

Investment Results Per Common Share (continued)

*	Returns for periods of less than one year are not annualized.

**	The Lipper Closed-End Core Funds Average and the Lipper Large-Cap Core Funds Average (the “Lipper Averages”) and the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Averages exclude the effect of taxes and any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees, taxes, and sales charges. The Lipper Closed-End Core Funds Average measures the performance of closed-end funds. The Lipper Large-Cap Core Funds Average includes open-end funds that, by portfolio practice, invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($16.8 billion at June 30, 2007). The Lipper Large-Cap Core Funds Average is provided for comparative purposes so that the Corporation’s performance can be measured against both closed-end and open-end funds with similar portfolio holdings as the Corporation. Lipper classifies the Corporation, based on its portfolio holdings, as a Closed-End Core Fund. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an index or an average.

‡	Preferred Stockholders were paid dividends totaling $1.25 per share.

†	Represents the per share amount of gross unrealized gain or loss of portfolio securities as of June 30, 2007.

Ø	Current yield, representing the annualized yield for the 30-day period ended June 30, 2007, has been computed in accordance with SEC regulations and will vary.

1	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Corporation’s prospectus or statement of additional information.

Tri-Continental Corporation

Highlights of the First Half

	June 30,		December 31,
Assets:	2007		2006
Total assets	$2,926,909,398		$2,698,964,372
Amounts owed	75,928,137		4,118,004
Net Investment Assets	2,850,981,261		2,694,846,368
Preferred Stock, at par value	37,637,000		37,637,000
Net Assets for Common Stock	$2,813,344,261		$2,657,209,368
Common shares outstanding	102,443,745		103,534,430
Net Assets Per Common Share	$27.46		$25.66

	Six Months Ended June 30,
Capital Gains:	2007		2006
Net capital gains realized	$164,160,146		$139,425,899
Per Common share	$1.60		$1.32
Accumulated capital gains (losses), end of period	$164,633,714		$(141,703,756)
Per Common share, end of period	$1.61		$(1.34)
Unrealized capital gains, end of period	$201,281,954		$125,759,668
Per Common share, end of period	$1.96		$1.19
Unrealized capital losses, end of period	$(100,327,407)		$(212,605,518)
Per Common share, end of period	$(0.98)		$(2.01)

Capital Gains Paid per Common Share	$0.12		—

Income:
Total investment income earned	$49,086,414		$23,251,826
Expenses	9,284,581		8,956,611
Preferred Stock dividends	940,925		940,925
Income for Common Stock	$38,860,908		$13,354,290
Expenses to average net investment assets	0.68	%*	0.73%*
Expenses to average net assets for Common Stock	0.69	%*	0.74%*

Dividends Paid per Common Share	$0.14		$0.14

* Annualized.

Tri-Continental Corporation

Distribution Policy

     The proposal to implement a new Distribution Policy was approved by more than 90% of the shares voted at the Annual Meeting of Stockholders of Tri-Continental, held on May 30, 2007. Under the Distribution Policy, holders of Tri-Continental’s Common Stock will receive quarterly distributions equal to a minimum of 2.75% of the net asset value of Tri-Continental’s common stock on the last business day of the preceding calendar quarter (approximately 11% annually). The quarterly distributions will not be in addition to, but rather will take the place of, the capital gain payments and dividend distributions you may have grown accustomed to receiving in the past.

Sources of Distribution for Common Stock

     The following table sets forth the estimated amounts of the July 26, 2007 distribution and the cumulative distributions paid to date in 2007 from the following sources, as applicable: net investment income, net realized short- and long-term capital gains, and return of capital. All amounts are expressed per common share.

	July 26, 2007		Cumulative
	Distribution		2007 Distributions
	Amount	% Breakdown	Amount	% Breakdown
Net Investment Income	$0.248	35.08%	$0.388	40.12%
Net Realized Short-Term Capital Gains	0.459	64.92	0.459	47.47
Net Realized Long-Term Capital Gains	None	—	0.120	12.41
Return of Capital	None	—	None	—
Total (per common share)	$0.707	100.00%	$0.967	100.00%

     You should not necessarily draw any conclusions about the investment performance of Tri-Continental Corporation (the “Corporation”) from the amount of these distributions or from the terms of the Corporation’s Distribution Policy.

     The amounts and sources of distributions reported are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes, which may include return of capital, will depend upon the Corporation’s investment experience during the remainder of the year and may be subject to changes based on tax regulations. The Corporation will send you a Form 1099-DIV in January 2008 for the calendar year 2007 that will tell you how to report these distributions for federal income tax purposes.

Distribution Payment Options for Common Stock

     Prior to the implementation of the Distribution Policy, you were able to elect separate payment options for capital gain payments and dividend distributions. Under the new Distribution Policy, however, because one distribution will be made quarterly (which may consist of both capital gains and net investment income, as well as a return of capital), the payment options have changed.

     The new payment options for receiving distributions are:

  100% of distribution to be invested in additional shares of Tri-Continental
  75% of distribution to be invested in additional shares, 25% of distribution to be paid in cash
  50% of distribution to be invested in additional shares, 50% of distribution to be paid in cash
  100% of distribution to be paid in cash

Tri-Continental Corporation

     The first distribution under the new Distribution Policy was payable to Stockholders on July 26, 2007. As communicated to you in a letter sent in June, if we did not receive instruction from you by July 17, 2007, we used a default option (detailed in the table below) based on your prior election, and will continue to use this default option until you instruct us otherwise.

Previous Election		Default Election
Capital Gains	Dividends	Distribution
Invested in shares	Invested in shares	100% invested in shares
Invested in shares	Cash payment	75% invested in shares
25% paid in cash
75% invested in shares	Invested in shares	75% invested in shares
25% cash payment		25% paid in cash
75% invested in shares	Cash payment	50% invested in shares
25% cash payment		50% paid in cash
Cash payment	Cash payment	100% paid in cash

     In 2006, Tri-Continental distributed $0.28 per Common share. Under the new Distribution Policy, using Tri-Continental’s net asset value of $27.46 on June 29, 2007 as a guide and the 11% minimum annual distribution, distributions for the next four quarterly payments would aggregate approximately $3.00 per Common share. If you currently take all or a portion of your distributions in cash, you may want to evaluate your income needs and consider investing a portion of your distributions in additional shares of Tri-Continental.

     You can change your payment election for future quarterly distributions at any time by contacting your financial advisor or Stockholder Services at 800-TRI-1092.

     Please keep in mind that, in order to meet the minimum quarterly distribution of 2.75%, distributions under the new Distribution Policy may at times include a return of capital. A return of capital is a distribution in excess of, and not a part of, the Corporation’s net profits. It is a return of a portion of your investment and results in a decrease in the value of your account. You can avoid this result by reinvesting 100% of distributions in additional shares. You can mitigate the impact of a return of capital by reinvesting a portion of distributions in additional shares of Tri-Continental.

     We believe the implementation of the Distribution Policy will be beneficial for Stockholders as well as for Tri-Continental. It will serve to provide Stockholders with regular, periodic cash distributions and may also reduce the trading discount for Tri-Continental’s Common stock.

Frequently Asked Questions

What happens to my distributions if I hold my shares in a retirement account?

     If you currently hold shares of Tri-Continental in a retirement account and have elected to have 100% of distributions invested on your behalf in additional shares of Tri-Continental, under the new distribution policy, this election will remain in place and no action is required by you unless you wish to make a change. If you are under the age of 59½, distributions from your retirement account will be reinvested.

Tri-Continental Corporation

Why is it important to know what my distribution is made up of? Isn’t a distribution income earned on my investment?

     The distribution you will be receiving quarterly may come from a few different sources, all of which are treated differently by the IRS. Part of the distribution may come from:

  investment income — interest payments and dividends that are paid by securities in Tri-Continental’s portfolio capital gain — a profit that results when a security held in the portfolio is sold return of capital — money that you invested in Tri-Continental is paid back to you

     The final determination of the source of all distributions made in 2007 for federal tax purposes will be made after year-end, and you will receive notification (Form 1099-DIV) in January 2008.

Why would Tri-Continental make a return of capital distribution?

     Under the new Distribution Policy, Tri-Continental will distribute 2.75% of its net asset value on a quarterly basis. If the portfolio has not generated enough in investment income and capital gains to meet the minimum 2.75% distribution, Tri-Continental will have to include a return of capital. A return of capital distribution does not necessarily reflect Tri-Continental’s investment performance and should not be confused with “yield” or “income.”

Tri-Continental Corporation

Diversification of Net Investment Assets

The diversification of portfolio holdings by industry on June 30, 2007 was as follows. Individual securities owned are listed on pages 11 through 17.

				Percent of Net
				Investment Assets
				June 30,	December 31,
	Issues	Cost	Value	2007	2006
Common Stocks and Warrants:
Aerospace and Defense	2	$48,398,879	$62,579,444	2.2	3.6
Air Freight and Logistics	2	34,980,500	37,616,532	1.3	0.6
Airlines	1	6,778,496	6,609,375	0.2	—
Beverages	—	—	—	—	1.2
Biotechnology	4	101,208,276	88,745,549	3.1	2.9
Capital Markets	3	56,908,395	57,427,435	2.0	2.5
Chemicals	1	16,419,768	16,889,048	0.6	0.8
Commercial Banks	1	61,016,327	56,783,104	2.0	3.5
Commercial Services and Supplies	1	22,053,894	24,027,465	0.8	0.7
Communications Equipment	6	148,533,876	142,180,878	5.0	6.2
Computers and Peripherals	5	97,996,788	100,816,590	3.5	3.4
Consumer Finance	2	68,569,947	68,758,108	2.4	2.2
Containers and Packaging	1	40,289,290	39,336,374	1.4	0.9
Diversified Consumer Services	1	12,806,223	16,962,229	0.6	—
Diversified Financial Services	3	159,499,848	161,242,609	5.6	5.8
Diversified Telecommunication
Services	1	23,638,026	25,253,950	0.9	1.6
Energy Equipment and Services	2	29,934,776	34,412,896	1.2	1.5
Food and Staples Retailing	4	88,137,741	101,405,201	3.6	4.1
Food Products	1	22,499,357	21,045,240	0.7	—
Health Care Equipment and
Supplies	4	68,051,445	61,163,626	2.1	1.8
Health Care Providers and
Services	1	21,538,004	21,326,285	0.7	3.6
Hotels, Restaurants and Leisure	2	72,597,312	64,852,136	2.3	—
Independent Power Producers
and Energy Traders	—	—	—	—	0.6
Industrial Conglomerates	2	134,191,562	138,087,411	4.8	4.9
Insurance	2	68,072,775	78,286,500	2.7	2.6
Internet Software and Services	2	50,700,934	56,068,913	2.0	1.6
IT Services	1	19,215,335	22,259,380	0.8	1.0
Machinery	1	17,419,487	21,555,990	0.8	0.7
Media	3	67,285,728	74,235,188	2.6	1.9
Metals and Mining	3	52,074,943	58,823,571	2.1	1.3
Multiline Retail	—	—	—	—	0.7
Oil, Gas and Consumable Fuels	5	153,187,984	195,538,140	6.9	7.9
Personal Products	1	16,322,605	19,955,845	0.7	—
Pharmaceuticals	6	151,634,330	161,236,165	5.7	3.0
Road and Rail	1	14,824,366	14,155,157	0.5	0.9

(continued on page 9)

Tri-Continental Corporation

Diversification of Net Investment Assets (continued)

				Percent of Net
				Investment Assets
				June 30,	December 31,
	Issues	Cost	Value	2007	2006
Common Stocks and
Warrants: (continued)
Semiconductors and
Semiconductor Equipment	3	$45,907,471	$45,795,745	1.6	0.9
Software	5	117,628,417	122,240,604	4.3	2.3
Specialty Retail	3	92,776,076	89,847,941	3.2	3.6
Thrifts and Mortgage Finance	2	36,332,800	36,263,119	1.3	1.0
Tobacco	1	69,611,466	77,678,647	2.7	3.3
Wireless Telecommunication
Services	1	11,895,839	11,989,650	0.4	1.1
Total Common Stocks and
Warrants	90	2,320,939,286	2,433,452,040	85.3	86.2
Options Purchased	26	74,128,725	70,687,088	2.5	3.2
Tri-Continental Financial
Division	1	4,292,803	1,785,291	0.1	0.1
Equity-Linked Notes	18	267,282,021	261,669,947	9.2	3.8
Time Deposits	2	114,831,000	114,831,000	4.0	6.6
Other Assets Less Liabilities	—	(31,444,105)	(31,444,105)	(1.1)	0.1
Net Assets	137	$2,750,029,730	$2,850,981,261	100.0	100.0

Tri-Continental Corporation

Ten Largest Equity Holdings†
June 30, 2007

	Cost	Value
	(000s)	(000s)
General Electric Company	$91,511	$87,879
Altria Group, Inc.	69,611	77,679
Exxon Mobil Corporation	54,694	76,197
Wachovia Corporation	61,016	56,783
Capital One Financial Corporation	56,534	55,941
JPMorgan Chase & Co.	49,971	55,718
ConocoPhillips	46,555	55,288
Bank of America Corporation	57,638	53,546
Citigroup Inc.	51,891	51,979
3M Company	42,681	50,208
	$582,102	$621,218

There can be no assurance that the securities presented have remained or will remain in the Corporation’s portfolio. Information regarding the Corporation’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

† Excludes options purchased.

Largest Portfolio Changes
April 1 to June 30, 2007

Largest Purchases	Largest Sales
OfficeMax Incorporated*	WellPoint Inc.**
Starbucks Corporation	Foot Locker, Inc.**
Johnson & Johnson*	Avis Budget Group, Inc.**
Morgan Stanley*	Sprint Nextel Corporation**
Qwest Communications International Inc.*	Aetna Inc.**
Quest Diagnostics Inc.*	Tidewater Inc.**
Network Appliance, Inc.*	Apollo Group, Inc. (Class A)
UTI Worldwide Inc.*	Kraft Foods Inc.**
Cephalon, Inc.*	CVS/Caremark Corporation
Citigroup Inc.*	International Business Machines Corporation**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Tri-Continental Corporation

Portfolio of Investments      (unaudited)      June 30, 2007

	Shares or
	Warrants		Value

COMMON STOCKS AND WARRANTS 85.3%

AEROSPACE AND DEFENSE 2.2%
Boeing Company (The)	426,800	shs.	$41,041,088
Honeywell International Inc.	382,700		21,538,356
			62,579,444

AIR FREIGHT AND LOGISTICS 1.3%
TNT N.V. (ADR)	307,900		13,893,987
UTI Worldwide Inc.	885,500		23,722,545
			37,616,532

AIRLINES 0.2%
JetBlue Airways Corporation*	562,500		6,609,375

BIOTECHNOLOGY 3.1%
Amgen Inc.*	446,200		24,670,398
Cephalon, Inc.*	253,700		20,394,943
Genentech, Inc.*	278,400		21,063,744
Pharmion Corporation*	781,225		22,616,464
			88,745,549

CAPITAL MARKETS 2.0%
Goldman Sachs Group, Inc. (The)	62,650		13,579,387
Merrill Lynch & Co. Inc.	238,400		19,925,472
Morgan Stanley	285,200		23,922,576
			57,427,435

CHEMICALS 0.6%
E. I. Du Pont de Nemours and Company	332,200		16,889,048

COMMERCIAL BANKS 2.0%
Wachovia Corporation	1,107,963		56,783,104

COMMERCIAL SERVICES AND SUPPLIES 0.8%
Waste Management Inc.	615,300		24,027,465

COMMUNICATIONS EQUIPMENT 5.0%
Alcatel-Lucent (ADR)	2,593,453		36,308,342
Alcatel-Lucent (exercise price of $2.75, expiring 12/10/2007)*	13,686,305	wts.	2,463,535
Cisco Systems, Inc.*	777,680	shs.	21,658,388
Comverse Technology, Inc.*	2,050,400		42,781,596
Motorola, Inc.	632,000	**	11,186,400
QUALCOMM Inc.	640,300		27,782,617
			142,180,878

See footnotes on page 17.

Tri-Continental Corporation

Portfolio of Investments      (unaudited)      June 30, 2007

	Shares	Value
COMPUTERS AND PERIPHERALS 3.5%
Apple Inc.*	158,300	$19,318,932
Hewlett-Packard Company	471,600	21,042,792
Network Appliance, Inc.*	704,600	20,574,320
SanDisk Corporation*	331,000	16,199,140
Seagate Technology	1,087,800	23,681,406
		100,816,590

CONSUMER FINANCE 2.4%
American Express Company	209,500	12,817,210
Capital One Financial Corporation	713,168	55,940,898
		68,758,108

CONTAINERS AND PACKAGING 1.4%
Smurfit-Stone Container Company*	2,955,400	39,336,374

DIVERSIFIED CONSUMER SERVICES 0.6%
Apollo Group, Inc. (Class A)*	290,300	16,962,229

DIVERSIFIED FINANCIAL SERVICES 5.6%
Bank of America Corporation	1,095,240	53,546,284
Citigroup Inc.	1,013,430	51,978,825
JPMorgan Chase & Co.	1,150,000	55,717,500
		161,242,609

DIVERSIFIED TELECOMMUNICATION SERVICES 0.9%
Qwest Communications International Inc.*	2,603,500	25,253,950

ENERGY EQUIPMENT AND SERVICES 1.2%
Halliburton Company	672,600	23,204,700
Weatherford International Ltd.*	202,900	11,208,196
		34,412,896

FOOD AND STAPLES RETAILING 3.6%
Costco Wholesale Corporation	379,000	22,179,080
CVS/Caremark Corporation	572,900	20,882,205
Rite Aid Corporation*	6,033,500	38,493,730
Wal-Mart Stores, Inc.	412,600	19,850,186
		101,405,201

FOOD PRODUCTS 0.7%
Archer Daniels Midland Company	636,000	21,045,240

HEALTH CARE EQUIPMENT AND SUPPLIES 2.1%
C.R. Bard, Inc.	118,200	9,766,866
Boston Scientific Corporation*	1,520,500	23,324,470
Gen-Probe Incorporated*	118,800	7,177,896
Medtronic, Inc.	402,900	20,894,394
		61,163,626

HEALTH CARE PROVIDERS AND SERVICES 0.7%
Quest Diagnostics Inc.	412,900	21,326,285

See footnotes on page 17.

Tri-Continental Corporation

Portfolio of Investments      (unaudited)      June 30, 2007

	Shares	Value
HOTELS, RESTAURANTS AND LEISURE 2.3%
Las Vegas Sands Corp.*	348,000	$26,583,720
Starbucks Corporation*	1,458,400	38,268,416
		64,852,136

INDUSTRIAL CONGLOMERATES 4.8%
3M Company	578,500	50,208,015
General Electric Company	2,295,700	87,879,396
		138,087,411

INSURANCE 2.7%
American International Group, Inc.	642,300	44,980,269
Hartford Financial Services Group, Inc.	338,100	33,306,231
		78,286,500

INTERNET SOFTWARE AND SERVICES 2.0%
Google Inc. (Class A)*	58,910	30,832,316
Yahoo!, Inc.*	930,210	25,236,597
		56,068,913

IT SERVICES 0.8%
Amdocs Limited*	559,000	22,259,380

MACHINERY 0.8%
Caterpillar Inc.	275,300	21,555,990

MEDIA 2.6%
Comcast Corporation (Class A)*	615,100	17,296,612
Gemstar-TV Guide International, Inc.*	4,009,600	19,727,232
Time Warner Inc.	1,768,600	37,211,344
		74,235,188

METALS AND MINING 2.1%
Alcoa Inc.	588,200	23,839,746
Barrick Gold Corporation	751,300	21,840,291
Freeport-McMoRan Copper & Gold, Inc. (Class B)	158,700	13,143,534
		58,823,571

OIL, GAS AND CONSUMABLE FUELS 6.9%
Chevron Corporation	191,800	16,157,232
ConocoPhillips	704,300	55,287,550
El Paso Corporation	1,945,600	33,522,688
Exxon Mobil Corporation	908,400	76,196,592
Murphy Oil Corporation	241,825	14,374,078
		195,538,140

PERSONAL PRODUCTS 0.7%
Herbalife Ltd.	503,300	19,955,845

See footnotes on page 17.

Tri-Continental Corporation

Portfolio of Investments      (unaudited)      June 30, 2007

	Shares or Shares
	Subject to Call	Value
PHARMACEUTICALS 5.7%
Adams Respiratory Therapeutics, Inc.*	376,500	$14,830,335
Bristol-Myers Squibb Company	981,600	30,979,296
Johnson & Johnson	458,100	28,228,122
Pfizer Inc.	1,302,838	33,313,568
Schering-Plough Corporation	445,200	13,551,888
Wyeth	703,400	40,332,956
		161,236,165

ROAD AND RAIL 0.5%
YRC Worldwide Inc.*	384,651	14,155,157

SEMICONDUCTORS AND SEMICONDUCTOR
EQUIPMENT 1.6%
Broadcom Corporation (Class A)*	745,700	21,811,725
Qimonda AG (ADR)*	713,300	11,020,485
Texas Instruments Incorporated	344,500	12,963,535
		45,795,745

SOFTWARE 4.3%
Adobe Systems Incorporated*	491,300	19,725,695
BEA Systems Inc.*	1,859,100	25,451,079
Business Objects S.A. (ADR)*	373,200	14,495,088
Electronic Arts Inc.*	399,500	18,904,340
Microsoft Corp.	1,481,656	43,664,402
		122,240,604

SPECIALTY RETAIL 3.2%
Best Buy Co., Inc.	670,700	31,301,568
OfficeMax Incorporated	995,800	39,134,940
Urban Outfitters, Inc.*	807,800	19,411,433
		89,847,941

THRIFTS AND MORTGAGE FINANCE 1.3%
Countrywide Financial Corporation	274,900	9,992,615
Washington Mutual, Inc.	616,100	26,270,504
		36,263,119

TOBACCO 2.7%
Altria Group, Inc.	1,107,480	77,678,647

WIRELESS TELECOMMUNICATION SERVICES 0.4%
Time Warner Telecom, Inc.*	596,500	11,989,650

TOTAL COMMON STOCKS
AND WARRANTS (Cost $2,320,939,286)		2,433,452,040

OPTIONS PURCHASED* 2.5%

BIOTECHNOLOGY 0.1%
Amgen Inc., Call expiring January 2009 at $60	341,200	2,320,160

See footnotes on page 17.

Tri-Continental Corporation

Portfolio of Investments      (unaudited)      June 30, 2007

	Shares
	Subject to Call/Put	Value
CAPITAL MARKETS 0.0%
Bear Stearns Companies Inc. (The), Call expiring
January 2008 at $150	159,100	$1,527,360

COMMUNICATIONS EQUIPMENT 0.4%
Comverse Technology Inc., Call expiring January 2008 at $20	2,008,300	4,920,335
JDS Uniphase Corp., Call expiring January 2009 at $15	1,718,300	4,639,410
QUALCOMM Inc., Call expiring January 2009 at $40	264,800	2,595,040
		12,154,785

COMPUTERS AND PERIPHERALS 0.1%
Seagate Technology, Call expiring January 2009 at $25	927,600	2,342,190
Seagate Technology, Call expiring January 2008 at $17.5	393,300	2,005,830
		4,348,020

CONSUMER FINANCE 0.1%
Capital One Financial Corporation, Call expiring January 2008 at $80	390,200	2,341,200

DIVERSIFIED FINANCIAL SERVICES 0.1%
S&P 500 Index, Put expiring August 2007 at 1500	152,400	4,572,000

HEALTH CARE EQUIPMENT AND SUPPLIES 0.1%
Boston Scientific Corporation, Call expiring January 2009 at $20	1,904,100	3,141,765

HOUSEHOLD DURABLES 0.0%
Fortune Brands Inc., Call expiring January 2009 at $85	26,900	228,650

INTERNET SOFTWARE AND SERVICES 0.1%
Yahoo!, Inc., Call expiring January 2009 at $30	901,600	3,155,600

METALS AND MINING 0.1%
Alcoa Inc., Call expiring January 2008 at $35	360,900	2,778,930

PHARMACEUTICALS 0.1%
Bristol-Myers Squibb Company, Call expiring September 2007 at $27.5	561,400	2,357,880

SEMICONDUCTORS AND
SEMICONDUCTOR EQUIPMENT 0.6%
Advanced Micro Devices Inc., Call expiring January 2008 at $15	1,996,200	3,493,350
Intel Corporation, Call expiring January 2009 at $20	837,300	4,814,475
Marvell Technology Group, Ltd., Call expiring January 2009 at $20	1,652,300	4,378,595
Maxim Integrated Products, Inc., Call expiring January 2008 at $35	371,800	1,031,745
Micron Technology Inc., Call January 2009 at $15	1,709,300	2,563,950
		16,282,115

SOFTWARE 0.1%
BEA Systems Inc., Call expiring January 2008 at $10	817,300	3,269,200

SPECIALTY RETAIL 0.1%
Foot Locker Inc., Call expiring January 2008 at $25	542,000	460,700
OfficeMax Incorporated, Call expiring January 2008 at $45	580,300	1,233,138
		1,693,838

See footnotes on page 17.

Tri-Continental Corporation

Portfolio of Investments      (unaudited)      June 30, 2007

	Shares Subject to Call,
	Partnership Interest or
	Principal Amount		Value
THRIFTS AND MORTGAGE FINANCE 0.1%
Countrywide Financial Corporation, Call expiring January 2009 at $37.5	17,900	shs.	$105,610
Countrywide Financial Corporation, Call expiring January 2008 at $37.5	607,000		2,063,800
			2,169,410

TOBACCO 0.3%
Altria Group Inc., Call expiring January 2008 at $80	154,000		2,479,400
Altria Group Inc., Call expiring January 2008 at $85	499,300		5,866,775
			8,346,175

TOTAL OPTIONS PURCHASED (Cost $74,128,725)			70,687,088

TRI-CONTINENTAL FINANCIAL
DIVISION 0.1%

WCAS Capital Partners II, L.P.†	$4,292,803		1,785,291
TOTAL TRI-CONTINENTAL
FINANCIAL DIVISION (Cost $4,292,803)			1,785,291

SHORT-TERM HOLDINGS 13.2%

EQUITY-LINKED NOTES†† 9.2%
Deutsche Bank:
19.85%, 8/6/2007(1)(a)	13,388,662		14,409,501
34.9%, 8/23/2007(1)(b)	19,272,000		17,489,162
30.1%, 9/5/2007(1)(c)	9,649,000		9,339,920
36.2%, 11/2/07(1)(d)	20,966,819		20,656,679
Goldman Sachs Group (The):
8.25%, 7/27/07(1)(e)	11,675,060		12,420,318
13.75%, 8/2/07(1)(f)	13,020,774		13,419,143
33%, 8/6/07(1)(g)	18,880,900		17,608,102
34.8%, 8/9/07(1)(h)	17,451,100		16,738,065
30.8%, 9/4/07(1)(i)	19,272,300		19,295,098
9.8%, 9/27/07(1)(j)	12,009,268		11,675,687
Merrill Lynch & Co., Inc.:
30%, 10/3/07(1)(k)	13,655,000		12,179,577
30%, 10/23/07(1)(l)	8,905,000		8,709,238
Morgan Stanley:
31.9%, 8/23/07(2)(p)	19,272,000		18,439,655
10.25%, 8/25/07(1)(m)	19,194,138		21,506,173
30%, 8/31/07(1)(n)	19,272,000		19,015,296
35.3%, 9/6/07(2)(q)	9,649,000		8,198,651
30.35%, 9/6/07(2)(r)	9,649,000		8,168,635
30%, 10/19/07(1)(o)	12,100,000		12,401,047

TOTAL EQUITY-LINKED NOTES (Cost $267,282,021)			261,669,947

See footnotes on page 17.

Tri-Continental Corporation

Portfolio of Investments      (unaudited)      June 30, 2007

	Principal Amount	Value
TIME DEPOSITS 4.0%
Royal Bank of Scotland, 5.3%, 7/2/2007	$100,000,000	$100,000,000
Citibank, Nassau, 5.19%, 7/2/2007	14,831,000	14,831,000

TOTAL TIME DEPOSITS (Cost $114,831,000)		114,831,000

TOTAL SHORT-TERM HOLDINGS (Cost $382,113,021)		376,500,947

TOTAL INVESTMENTS (Cost $2,781,473,835) 101.1%		2,882,425,366
OTHER ASSETS LESS LIABILITIES (1.1)%		(31,444,105)
NET INVESTMENT ASSETS 100.0%		$2,850,981,261

Schedule of Option Written      (unaudited)      June 30, 2007

	Shares Subject
	to Call	Value
CALL OPTION WRITTEN
Motorola, expiring July 2007 at $19
(Premium received $4,056)	10,400	$(1,040)

*	Non-income producing security.

**	All or part of the security is held as collateral for option written. As of June 30, 2007, the value of securities held as collateral was $184,080.

†	Restricted security.

††	The security may be offered and sold only to a “qualified institutional buyer” under Rule 144A of the Securities Act of 1933. These notes are exchangeable at maturity, based on the terms of the respective notes, for shares of common stock of a company or cash at a maturity value which is generally determined as follows:

(1)	The principal amount of the notes plus or minus the lesser of A) the lowest return of the company’s or companies’ respective stock price(s) determined at maturity from the date of purchase of the notes, or B) the percent limit indicated below in parentheses:

	(a)	SanDisk Corporation (+10%)

	(b)	Amdocs Limited, Boston Scientific Corporation and Palm, Inc. (+10%)

	(c)	Alcatel-Lucent, BEA Systems, Inc. and Best Buy Co., Inc. (+5%)

	(d)	Herbalife Ltd., JetBlue Airways Corp. and Qwest Communications International Inc. (+10%)

	(e)	Yahoo! Inc. (+20%)

	(f)	Marvell Technology Group Ltd. (+20%)

	(g)	Motorola, Inc., SanDisk Corporation and Yahoo! Inc. (+10%)

	(h)	KLA-Tencor Corporation, Peabody Energy Corporation and Urban Outfitters, Inc. (+10%)

	(i)	BEA Systems, Inc., Sprint Nextel Corporation and Weatherford International Ltd. (+10%)

	(j)	Seagate Technology (+20%)

	(k)	Archer-Daniels-Midland Company, Countrywide Financial Corporation and Foot Locker, Inc. (+10%)

	(l)	Adams Respiratory Therapeutics, Inc., Seagate Technology and Smurfit-Stone Container Corporation (+5%)

	(m)	eBay Inc. (+20%)

	(n)	Coldwater Creek Inc., Comverse Technology, Inc. and Halliburton Company (+10%)

	(o)	Adams Respiratory Therapeutics, Inc., Alcatel-Lucent and UTI Worldwide, Inc. (+9%)

(2)	A) If the stock price of any of the companies falls 20% or more at any time during the period from the date of purchase of the notes to maturity, the lesser of i) the principal amount of the notes, or ii) the principal amount of the notes plus or minus the lowest return of the companies’ respective stock prices determined at maturity from the date of purchase of the notes; or otherwise B) the principal amount of the notes:

	(p)	Advanced Micro Devices, Inc., Alcoa Inc. and Bristol-Myers Squibb Company

	(q)	Broadcom Corporation, Herbalife Ltd. and Rite Aid Corporation

	(r)	Corning Incorporated, Las Vegas Sands Corp. and Smurfit-Stone Container Corporation

ADR — American Depositary Receipts.
See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Assets and Liabilities      (unaudited)      June 30, 2007

Assets:
Investments, at value
Common stocks and warrants (cost $2,320,939,286)	$2,433,452,040
Options purchased (cost $74,128,725)	70,687,088
Tri-Continental Financial Division (cost $4,292,803)	1,785,291
Equity-linked notes (cost $267,282,021)	261,669,947
Time deposits (cost $114,831,000)	114,831,000
Total investments (cost $2,781,473,835)	2,882,425,366
Restricted cash	206,670
Receivable for securities sold	29,627,374
Dividends and interest receivable	14,377,118
Investment in, and expenses prepaid to, stockholder service agent	175,234
Other	97,636
Total Assets	2,926,909,398
Liabilities:
Payable for securities purchased	73,547,966
Management fee payable	971,357
Preferred dividends payable	470,463
Bank overdraft	3,155
Option written (premium received—$4,056)	1,040
Accrued expenses and other	934,156
Total Liabilities	75,928,137
Net Investment Assets	2,850,981,261
Preferred Stock	37,637,000
Net Assets for Common Stock	$2,813,344,261
Net Assets per share of Common Stock
(Market value—$26.02)	$27.46

Statement of Capital Stock and Surplus (unaudited) June 30, 2007

Capital Stock:
$2.50 Cumulative Preferred Stock, $50 par value,
assets coverage per share $3,787
Shares authorized—1,000,000; issued and
outstanding—752,740	$37,637,000
Common Stock, $0.50 par value:
Shares authorized—159,000,000; issued and
outstanding—102,443,745	51,221,873
Surplus:
Capital surplus	2,467,668,025
Undistributed net investment income (Note 6)	28,866,102
Undistributed net realized gain (Note 6)	164,633,714
Net unrealized appreciation of investments	100,954,547
Net Investment Assets	$2,850,981,261

See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Operations      (unaudited)      For the Six Months Ended June 30, 2007

Investment Income:
Interest	$29,189,927
Dividends (net of foreign taxes withheld of $31,126)	19,039,227
Other income	857,260
Total Investment income	49,086,414

Expenses:
Management fee	5,662,992
Stockholder account and registrar services	1,775,035
Stockholders’ meeting	843,014
Custody and related services	270,112
Directors’ fees and expenses	190,229
Stockholder reports and communications	165,786
Audit and legal fees	99,713
Registration	29,307
Miscellaneous	248,393
Total Expenses	9,284,581
Net Investment Income*	39,801,833
Net Realized and Unrealized Gain
on Investments and Options Written:
Net realized gain on investments	141,543,689
Net realized gain on options written	22,616,457
Net change in unrealized appreciation of investments and options written	6,017,580
Net Gain on Investments	170,177,726
Increase in Net Assets from Operations	$209,979,559

* Net investment income for Common Stock is $38,860,908, which is net of Preferred Stock dividends of $940,925.
See Notes to Financial Statements.

Tri-Continental Corporation

Statements of Changes in Net Investment Assets      (unaudited)

	Six Months Ended	Year Ended
	June 30, 2007	December 31, 2006
Operations:
Net investment income	$39,801,833	$34,495,799
Net realized gain on investments	141,543,689	289,119,992
Net realized gain on options written	22,616,457	5,823,683
Net change in unrealized appreciation of investments
and options written	6,017,580	57,279,087
Increase in Net Investment Assets from Operations	209,979,559	386,718,561

Distributions to Stockholders:
Net investment income:
Preferred Stock (per share: $1.25 and $2.50)	(940,925)	(1,881,850)
Common Stock (per share: $0.14 and $0.28)	(14,370,807)	(29,500,440)
	(15,311,732)	(31,382,290)
Net realized long-term gain on investments:
Common Stock (per share: $0.12)	(12,317,247)	—
Decrease in Net Investment Assets
from Distributions	(27,628,979)	(31,382,290)

Capital Share Transactions:
Value of shares of Common Stock issued
for gain distributions (211,002 shares)	4,663,142	—
Value of shares of Common Stock issued
for investment plans (248,290 and 546,782 shares)	5,646,355	11,180,588
Cost of shares of Common Stock purchased
from investment plan participants
(1,115,895 and 3,346,991 shares)	(26,646,712)	(68,106,687)
Cost of shares of Common Stock purchased in the
open market (435,500 and 1,637,882 shares)	(9,879,890)	(33,511,805)
Net proceeds from issuance of shares of
Common Stock upon exercise of
warrants (1,418 and 7,402 shares)	1,418	7,402
Decrease in Net Investment Assets
from Capital Share Transactions	(26,215,687)	(90,430,502)
Increase in Net Investment Assets	156,134,893	264,905,769

Net Investment Assets:
Beginning of period	2,694,846,368	2,429,940,599
End of Period (including undistributed net investment
income of $28,866,102 and $4,373,364, respectively)	$2,850,981,261	$2,694,846,368

See Notes to Financial Statements.

Tri-Continental Corporation

Notes to Financial Statements      (unaudited)

1. Organization — Tri-Continental Corporation (the “Corporation”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end diversified management investment company.

2. Significant Accounting Policies — The financial statements of Tri-Continental Corporation (the “Corporation”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Corporation:

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other investment companies to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value.

b.	Taxes — There is no provision for federal income tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

On January 1, 2007, the Corporation adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 requires the Corporation to recognize in its financial statements the impact of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Corporation has determined that FIN 48 did not have a material impact on the Corporation’s financial statements for the six months ended June 30, 2007.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Corporation is informed of the dividend. Interest income is recorded on an accrual basis.

d.	Distributions to Stockholders — Dividends and other distributions to stockholders are recorded on ex-dividend date. Effective May 30, 2007, the Corporation has a distribution policy providing that the Corporation will distribute quarterly to holders of Common Stock a minimum amount per share equal to 2.75% of the net asset value attributable to a share of the Common Stock on the last business day of the preceding calendar quarter (or approximately 11% annually).

e.	Options — The Corporation is authorized to write and purchase put and call options. When the Corporation writes an option, an amount equal to the premium received by the Corporation is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deduct-

Tri-Continental Corporation

Notes to Financial Statements      (unaudited)

ed from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Corporation enters into a closing transaction), the Corporation realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

f.	Repurchase Agreements — The Corporation may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Corporation’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of repurchase agreements’ underlying securities are monitored to ensure the existence of the proper level of collateral.

g.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Corporation’s insurance policies.

h.	Equity-Linked Notes — The Corporation may purchase notes created by a counterparty, typically an investment bank. The notes bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities (“Underlying Stocks”) of third party issuers. The exchange value may be limited to an amount less than the actual value of the Underlying Stocks at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

3. Capital Stock Transactions — Under the Corporation’s Charter, dividends on Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

     The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended June 30, 2007, the Corporation purchased 1,115,895 shares of Common Stock from Plan participants at a cost of $26,646,712, which represented a weighted average discount of 9.83% from the net asset value of those acquired shares. A total of 248,290 shares were issued to Plan participants during the period for proceeds of $5,646,355, an average discount of 3.71% from the net asset value of those shares.

     For the six months ended June 30, 2007, the Corporation purchased 435,500 shares of its Common Stock in the open market at an aggregate cost of $9,879,890, which represented a weighted average discount of 12.32% from the net asset value of those acquired shares. Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding.

     At June 30, 2007, the Corporation reserved 269,775 shares of Common Stock for issuance upon exercise of 11,990 Warrants, each of which entitled the holder to purchase 22.50 shares of Common Stock at $1.00 per share.

     Assuming the exercise of all Warrants outstanding at June 30, 2007, net investment assets would have increased by $269,775 and the net asset value of the Common Stock would have been $27.39 per share. The number of Warrants exercised during the six months ended June 30, 2007 and the year ended December 31, 2006 was 63 and 329, respectively.

4. Management Fee, Administrative Services, and Other Transactions — The Manager manages the affairs of the Corporation and provides for the necessary personnel and facilities. Compensation of all officers of the Corporation, all directors of the Corporation who are employees of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation’s daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to

Tri-Continental Corporation

Notes to Financial Statements      (unaudited)

0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the six months ended June 30, 2007 was equivalent to an average annual rate of 0.41% of the average daily net assets of the Corporation.

     For the six months ended June 30, 2007, Seligman Data Corp., which is owned by the Corporation and certain associated investment companies, charged the Corporation at cost $1,775,035 for stockholder account services in accordance with a methodology approved by the Corporation’s directors. Costs of Seligman Data Corp. directly attributable to the Corporation were charged to the Corporation. The remaining charges were allocated to the Corporation by Seligman Data Corp. pursuant to a formula based on the Corporation’s net assets, stockholder transaction volume and number of stockholder accounts. The Corporation’s investment in Seligman Data Corp. is recorded at a cost of $43,681.

     The Corporation and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019, respectively. The obligation of the Corporation to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Corporation’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of June 30, 2007, the Corporation’s potential obligation under the Guaranties is $1,764,000. As of June 30, 2007, no event has occurred which would result in the Corporation becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Corporation as part of Seligman Data Corp.’s stockholder account services cost.

     Certain officers and directors of the Corporation are officers or directors of the Manager and/or Seligman Data Corp.

     The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Corporation or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and and expenses and the accumulated balance thereof at June 30, 2007, of $24,329 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Corporation for federal income tax purposes until such amounts are paid.

5. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 2007, amounted to $1,259,061,403 and $1,302,908,687, respectively.

6. Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Corporation. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

     The tax basis information presented is based on operating results for the six months ended June 30, 2007, and will vary from the final tax information as of the Fund’s year end.

     At June 30, 2007, the cost of investments for federal income tax purposes was $2,780,046,356. The tax basis cost was lower than the cost for financial reporting purposes primarily due to tax losses passed through to the Corporation from its limited partnership investments of $2,733,191 offset, in part, by the tax deferral of losses on wash sales and certain option transactions in the amount of $1,305,712.

Tri-Continental Corporation

Notes to Financial Statements      (unaudited)

     The tax basis components of accumulated earnings at June 30, 2007 are presented below. Undistributed ordinary income primarily consists of net investment income and net short-term capital gains.

Gross unrealized appreciation of portfolio securities	$204,012,129
Gross unrealized depreciation of portfolio securities	(101,633,119)
Net unrealized appreciation of portfolio securities	102,379,010
Undistributed ordinary income	145,274,420
Undistributed net realized gain	46,797,917
Total accumulated earnings	$294,451,347

     For the six months ended June 30, 2007 and for the year ended December 31, 2006, the tax characterization of distributions to stockholders was the same as for financial reporting purposes.

7. Restricted Securities — At June 30, 2007, the Corporation owned one investment that was purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. The investment is valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation.

Investment	Acquisition Date(s)	Cost	Value
WCAS Capital Partners II, L.P.	12/11/90 to 3/24/98	$4,292,803	$1,785,291

8. Options Written — Transactions in options written during the six months ended June 30, 2007 were as follows:

	Shares
	Subject
	to Call/Put	Premium
Options outstanding at December 31, 2006	132,600	$1,177,452
Options written	3,984,800	6,247,174
Options expired	(1,391,500)	(2,059,317)
Options exercised	(2,693,300)	(5,308,419)
Options terminated in closing purchase transactions	(22,200)	(52,834)
Options outstanding at June 30, 2007	10,400	$4,056

9. Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. The Manager’s review of frequent trading appropriately did not include Tri-Continental Corporation because it is a closed-end investment company. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in Seligman Funds. All three had already been terminated prior to the end of September 2002. None of these arrangements involved Tri-Continental Corporation.

     The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, in May 2004, the Manager made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund.

     Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of

Tri-Continental Corporation

Notes to Financial Statements      (unaudited)

the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor, and Seligman Data Corp. (together, “Seligman”).

     Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

     Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

     At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

     On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

     Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

     Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

10. Recently Issued Accounting Pronouncement — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Corporation is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Corporation’s financial statements.

Tri-Continental Corporation

Financial Highlights      (unaudited)

     The Corporation’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average shares outstanding.

     Total investment return measures the Corporation’s performance assuming that investors purchased shares of the Corporation at the market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Corporation’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling shares of the Corporation, and taxes investors may incur on distributions or on the sale of shares of the Corporation. Total investment returns are not annualized for periods of less than one year.

     The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

	Six Months
	Ended	Year Ended December 31,
	June 30, 2007	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value,
Beginning of Period	$25.66	$22.16	$21.87	$19.55	$15.72	$21.69
Net investment income	0.39	0.33	0.26	0.26	0.18	0.25
Net realized and unrealized
investment gain (loss)	1.69	3.47	0.29	2.31	3.84	(5.95)
Increase (Decrease) from
Investment Operations	2.08	3.80	0.55	2.57	4.02	(5.70)
Dividends paid on Preferred Stock	(0.01)	(0.02)	(0.02)	(0.02)	(0.02)	(0.01)
Dividends paid on Common Stock	(0.14)	(0.28)	(0.24)	(0.23)	(0.17)	(0.26)
Distributions from net gain realized	(0.12)	—	—	—	—	—
Issuance of Common Stock
in gain distributions	(0.01)	—	—	—	—	—
Net Increase (Decrease) in
Net Asset Value	1.80	3.50	0.29	2.32	3.83	(5.97)

Net Asset Value, End of Period	$27.46	$25.66	$22.16	$21.87	$19.55	$15.72
Adjusted Net Asset Value,
End of Period*	$27.39	$25.60	$22.10	$21.82	$19.51	$15.69
Market Value, End of Period	$26.02	$22.38	$18.58	$18.28	$16.40	$13.25

See footnotes on page 27.

Tri-Continental Corporation

Financial Highlights      (unaudited) (continued)

	Six Months
	Ended		Year Ended December 31,
	June 30, 2007		2006	2005	2004		2003	2002
Total Investment Return:
Based upon market value	17.63%		22.10%	2.98%	12.95%		25.24%	(28.18)%
Based upon net asset value	8.12%		17.38%	2.66%	13.36%	#	25.84%	(26.35)%
Ratios/Supplemental Data:
Expenses to average net
investment assets	0.68%	†	0.79%	0.64%	0.65%		0.68%	0.67%
Expenses to average net assets for
Common Stock	0.69%	†	0.80%	0.65%	0.66%		0.70%	0.68%
Net investment income to average
net investment assets	2.90%	†	1.37%	1.18%	1.26%		1.03%	1.29%
Net investment income to average
net assets for Common Stock	2.94%	†	1.40%	1.20%	1.28%		1.05%	1.31%
Portfolio turnover rate	52.80%		121.81%	70.77%	47.36%		138.65%	152.79%
Net Investment Assets,
End of Period (000s omitted):
For Common Stock	$2,813,344		$2,657,209	$2,392,304	$2,470,781		$2,310,999	$1,958,295
For Preferred Stock	37,637		37,637	37,637	37,637		37,637	37,637
Total Net Investment Assets	$2,850,981		$2,694,846	$2,429,941	$2,508,418		$2,348,636	$1,995,932

* Assumes the exercise of outstanding warrants.
# Excluding the effect of the payments received from the Manager in 2004, the total investment return would have been 13.33%.
† Annualized.
See Notes to Financial Statements.

Tri-Continental Corporation

Proxy Results

     Tri-Continental Corporation Stockholders voted on the following proposals at the Annual Meeting of Stockholders on May 30, 2007, in Baltimore, MD. The description of each proposal and number of shares voted are as follows:

To elect three Directors each to hold office until the 2010 Annual Meeting of Stockholders:

	For	Withheld
John F. Maher	86,809,921	5,372,918
Frank A. McPherson	86,669,631	5,513,208
Leroy C. Richie	86,754,464	5,428,375

To consider a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Corporation for 2007:

For	Against	Abstained
90,227,419	1,064,002	891,418

To consider a proposal to implement a distribution policy for the Corporation:

For	Against	Abstained
59,463,835	6,205,782	1,532,018

Tri-Continental Corporation

Board of Directors

Maureen Fonseca (3)	William C. Morris
Head of School, The Masters School	Chairman and Director, J. & W. Seligman & Co.
Trustee, Newark Academy, New York State	Incorporated, Carbo Ceramics Inc., Seligman
Association of Independent Schools,	Advisors, Inc., and Seligman Services, Inc.
and Greens Farms Academy	Director, Seligman Data Corp.
Commissioner, Middle States Association	President and Chief Executive Officer,
The Metropolitan Opera Association
John R. Galvin (1,3)
Dean Emeritus, Fletcher School of Law	Leroy C. Richie (1,3)
and Diplomacy at Tufts University	Counsel, Lewis & Munday, P.C.
Chairman Emeritus, American Council	Director, Vibration Control Technologies, LLC
on Germany	Lead Outside Director, Digital Ally Inc. and
Infinity, Inc.
John F. Maher (1,3)	Director and Chairman, Highland Park Michigan
Retired President and Chief Executive Officer,	Economic Development Corp.
Great Western Financial Corporation and its	Chairman, Detroit Public Schools Foundation
principal subsidiary, Great Western Bank
Robert L. Shafer (2,3)
Frank A. McPherson (2,3)	Ambassador and Permanent Observer of the
Retired Chairman of the Board and Chief Executive	Sovereign Military Order of Malta to the United
Officer, Kerr-McGee Corporation	Nations
Director, DCP Midstream GP, LLP, Integris
Health, Oklahoma Medical Research Foundation,	James N. Whitson (1,3)
Oklahoma Foundation for Excellence in	Retired Executive Vice President and Chief Operating
Education, National Cowboy and Western	Officer, Sammons Enterprises, Inc.
Heritage Museum, and Oklahoma City	Director, CommScope, Inc.
Museum of Art
Brian T. Zino
Betsy S. Michel (2,3)	Director and President,
Attorney	J. & W. Seligman & Co. Incorporated
Trustee, The Geraldine R. Dodge Foundation	Director, Seligman Advisors, Inc., and
Seligman Services, Inc.
Chairman, Seligman Data Corp.

Member:	(1) Audit Committee
(2) Director Nominating Committee
(3) Board Operations Committee

Executive Officers

William C. Morris	Eleanor T.M. Hoagland	Lawrence P. Vogel
Chairman	Vice President and Chief	Vice President and Treasurer
Compliance Officer
Brian T. Zino		Frank J. Nasta
President and Chief Executive	Charles W. Kadlec	Secretary
Officer	Vice President
Marco F. Acosta
John B. Cunningham	Thomas G. Rose	Assistant Vice President
Vice President	Vice President

Tri-Continental Corporation

Additional Information

Manager	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	(800) TRI-1092	Stockholder Services
100 Park Avenue
New York, NY 10017	(800) 445-1777	Retirement Plan Services

Stockholder Service Agent	(212) 682-7600	Outside the United States
Seligman Data Corp.
100 Park Avenue	(800) 622-4597	24-Hour Automated
New York, NY 10017		Telephone Access Service

Mail Inquiries To:
P.O. Box 9759
Providence, RI 02940-9759

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Corporation will be filed with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Corporation’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities as well as information regarding how the Corporation voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

This report is intended for the information of Stockholders who have received the current prospectus covering shares of Tri-Continental Corporation, which contains information about investment objectives, risks, management fees and other costs. The prospectus should be read carefully before investing and may be obtained by calling Stockholder Services at 800-TRI-1092.

1 These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Corporation’s prospectus or statement of additional information.

END OF MID-YEAR REPORT

ITEM 2.	CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	Total		Total Number of Shares	Maximum Number (or
	Number of	Average	(or Units) Purchased as	Approximate Dollar Value) of
	Shares (or	Price Paid	Part of Publicly	Shares (or Units) that May Yet
	Units)	per Share	Announced Plans or	Be Purchased Under the Plans
Period	Purchased	(or Unit)	Programs (1)	or Programs (1)
				Shares
1-01-07 to
1-31-07	389,152	$22.62	389,152	4,787,570
2-01-07 to
2-28-07	329,087	22.90	329,087	4,458,483
3-01-07 to
3-31-07	318,875	22.47	318,875	4,139,608
4-01-07 to
4-30-07	182,129	24.18	182,129	3,957,479
5-01-07 to
5-31-07	253,539	25.95	253,539	3,703,940
6-01-07 to
6-30-07	78,613	25.96	78,613	3,625,327

(1)	The stock repurchase program, renewed on November 16, 2006, authorizes the Registrant to repurchase up to 5.0% of its common stock in the open market or elsewhere from

January 1, 2007 through December 31, 2007 as long as the discount of the net asset value of the common stock to its market price exceeds 10%. On April 6, 2007, the open market portion of the stock repurchase program was suspended pending the outcome of the vote of Stockholders of the Registrant on a proposal to implement a Distribution Policy. The Distribution Policy was approved by Stockholders on May 30, 2007, and the Registrant’s Board of Directors authorized repurchase of common stock in the open market if the discount to net asset value is greater than 5%. The Board intends such repurchases to moderate the growth in the number of outstanding shares resulting from the investment by Stockholders of distributions received under the Distribution Policy.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
                 Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.
(a)	(1)	Not applicable.
(a)	(2)	Certifications of principal executive officer and principal financial officer as required by
		Rule 30a-2(a) under the Investment Company Act of 1940.
(a)	(3)	Not applicable.
(b)		Certifications of chief executive officer and chief financial officer as required by Rule
		30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRI-CONTINENTAL CORPORATION

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	August 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	August 29, 2007

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	August 29, 2007

TRI-CONTINENTAL CORPORATION

EXHIBIT INDEX

(a)	(2)	Certifications of principal executive officer and principal financial officer as
		required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)		Certification of chief executive officer and chief financial officer as required by
		Rule 30a-2(b) of the Investment Company Act of 1940.